Exhibit 99.1

George Mannard joins Athena Technical Advisory Board

VACAVILLE, CA – January 16, 2023 – Athena Gold Corporation (OTCQB: AHNR) (CSE: ATHA) (“Athena” or the “Company”) is pleased to announce the appointment of George Mannard to the technical advisory committee.

George Mannard, P.Geo is a geologist with a stellar exploration record. George was credited with the Louvicourt base metal discovery in Val d'Or, Quebec as Senior Project Geologist for Aur Resources in 1989. He co-founded what is now Wesdome Gold Mines in 1994 with Conrad Hache and Murray Pollitt where he helped develop the Eagle River, Edwards, Mishi and Kiena gold mines as Vice President Exploration. This work was highlighted by the discovery of the high-grade Eagle River No. 7 and 300 zones in 2014 and 2015, respectively, and the high-grade Kiena Deep discovery in 2016. George has over 20 years Board and executive management experience; is financially literate; maintains Professional Geoscientist status; and is a Fellow of the Society of Economic Geologists. He graduated from Queen's University (BSc honours, 1982) and McGill University (MScA, 1984). A long-time resident of Val d'Or, Quebec, George now lives in Toronto.

“Given George’s storied track record, he will be instrumental in advancing the discovery at Excelsior Springs in Walker Lane. Athena is bringing George on the team because of his extensive experience drilling out new discoveries. His skill set is very complimentary to the already experienced technical team at Athena. We look forward to his contributions as we look to extend the high-grade oxide gold mineralization along strike and depth. George joins Dave Beling, P.E. former CEO of Bullfrog Gold on the advisory committee” said John Power President of Athena Gold.

“Congratulations to Athena on an intriguing new discovery! Although still early days, these shallow, high-grade results clearly surpass historical indications and merit delineation drilling. I have not seen near surface, high-grade results like these in some time. Let’s see how big it could be…”, commented George Mannard.

Athena has granted George an aggregate of 250,000 stock options (the “Options”) of the Company to purchase 250,000 common shares (the “Option Shares”) in the capital stock of the Company pursuant to the Company’s equity incentive plan (the “Plan”). The Options, which vest 50% immediately and vest 50% one year from issuance, are exercisable at an exercise price of CAD $0.09 per Option Share for a period of five years from the date of grant. The Options are non-transferable, and the Option Shares issued upon the exercise of the Options will be subject to a four-month hold period from the date of exercise pursuant to the policies of the Canadian Securities Exchange.

None of the foregoing securities have been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or any applicable state securities laws and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the 1933 Act) or persons in the United States absent registration or an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the foregoing securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

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About Athena Gold Corporation

Athena is focused on exploring its Excelsior Springs project located 45 miles southwest of Goldfield in Esmeralda County, Nevada. Athena is currently focused on delineation drilling at its Excelsior Springs discovery in the Walker Lane trend. The company has drilled three discovery holes that show two zones of shallow mineralization less than 120 meters deep. The best drill hole (22-01) to date on the project was drilled during the last program which was 6.05 Au g/t over 27.4 meters at a 40-meter depth. A second deeper zone yielded 4.49 Au g/t over 7.6 meters. The company is currently organizing a drill program on the property for early spring 2023.

For further information about Athena Gold Corporation and our Excelsior Springs project, please visit www.athgenagoldcorp.com.

On Behalf of the Board of Directors

John Power
Chief Executive Officer and President

For further information, please contact:

Phone: John Power, 707-291-6198
Email: info@athenagoldcorp.com

Jason Libenson

President and CCO

Castlewood Capital Corporation

1(647)-534-9884

Email: jason@castlewoodcapital.ca

Cautionary Statement to U.S. Investors

This press release references NI 43-101, which differs from the requirements of U.S. securities laws. NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects.

The United States Securities and Exchange Commission (“SEC”) permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can legally extract or produce. Pursuant to SEC Industry Guide 7 under the United States Securities Act of 1933, as amended, a “final” or “bankable” feasibility study is required to report reserves. Currently Athena has not delineated “reserves” on any of its properties. Athena cannot be certain that any deposits at its properties will ever be confirmed or converted into SEC Industry Guide 7 or any successor rule or regulation compliant “reserves”. Investors are cautioned not to assume that any part or all of the historic Buster Mine or Western Slope gold zones will ever be confirmed or converted into reserves or that it can be economically or legally extracted.

The SEC has adopted amendments to its disclosure rules to modernize the mineral property disclosure requirements for issuers whose securities are registered with the SEC under the United States Securities Exchange Act of 1934, as amended. These amendments became effective February 25, 2019, with compliance required for the first fiscal year beginning on or after January 1, 2021, and historical property disclosure requirements for mining registrants that were included in SEC Industry Guide 7, which was rescinded from and after such date and replaced with disclosure requirements known as S-K 1300.

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Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding future exploration plans and the completion of a phase 2 drill program at the Project, future results from exploration, and the anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, QAQC procedures at the Project were followed, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labor disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including of the Canadian Securities Exchange, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors and risks that are discussed in the Company’s periodic filings with the SEC and disclosed in the final long form prospectus of the Company dated August 31, 2021.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise.

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